SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  July 25, 2005



                             LANDAUER, INC.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)



                                Delaware
             ----------------------------------------------
             (State or Other Jurisdiction of Incorporation)



             1-9788                            06-1218089
     ------------------------     ------------------------------------
     (Commission File Number)     (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                60425
----------------------------------------       ----------
(Address of Principal Executive Offices)       (Zip Code)



                             (708) 755-7000
          ----------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)



                             Not Applicable
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

      On July 25, 2005, Landauer, Inc. ("LDR") issued a News Release announcing its earnings for the third fiscal quarter ended June 30, 2005. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.

      This Current Report on Form 8-K and the News Release is being furnished pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 News Release, dated July 25, 2005

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LANDAUER, INC.



                                   /s/ James M. O'Connell
                                   ----------------------------
                                   James M. O'Connell
                                   Vice President and Treasurer
                                   (Principal Financial and
                                   Accounting Officer)




Dated:  July 26, 2005

                              EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1       News Release, dated July 25, 2005